REVOLVING CREDIT LOAN AGREEMENT

THIS REVOLVING CREDIT LOAN AGREEMENT, is made this 5th day of September 2017, by and between SPYR, Inc. (the "Borrower"), a Nevada corporation, and Berkshire Capital Management, Inc. ("Lender").

WHEREAS, Borrower is desirous of borrowing sums from time to time up to an aggregate amount of Five Hundred Thousand Dollars ($500,000.00) from Lender in the form of a revolving line of credit;

WHEREAS, Lender is willing to provide the above-described loans to Borrower on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

1. Terms of Revolving Credit. Subject to the terms and conditions of this Agreement, Lender hereby agrees to establish a revolving credit facility (hereinafter, the "Revolving Credit") in the maximum amount of Five Hundred Thousand Dollars ($500,000.00), plus accumulated interest and fees, if any, in favor of Borrower on the following terms and conditions:

a. The term of the Revolving Credit shall begin on the date hereof and shall end on February 28, 2018 (the "Repayment Date"), at which time all advances and accumulated interest shall be due and payable.

b. Concurrently herewith, Borrower shall execute a Revolving Credit Master Note in favor of Lender in the face amount of $500,000.00 (the "Note"), payable on or before the the Repayment Date, in the form attached hereto as Exhibit A and incorporated by reference herein.

c. Advances under the Revolving Credit may be made, at the discretion of Lender in accordance with the terms of this Agreement, at any time prior to the Repayment date upon receipt by Lender of written request therefor signed by Borrower; at no time shall the outstanding principal advance indebtedness of Borrower to Lender exceed Five Hundred Thousand Dollars ($500,000.00). Borrower may at any time prior to the Repayment Date repay all or any part of said loans under the Revolving Credit and subsequently receive further advances, consistent with the terms and conditions hereof.

d. Principal amounts due under the Revolving Credit shall bear interest and shall be payable in accordance with the terms of the Note.

e. Borrower may prepay under the Note at any time in any amount without premium or penalty.

f. Amounts borrowed under the Revolving Credit shall be used for the purposes specified in Section 8.a(2) of this Agreement.

2. Promises to Pay. Borrower promises to pay to Lender when due, whether by normal maturity, acceleration or otherwise, the entire outstanding principal amount of the Revolving Credit, together with interest, and all other amounts payable by Borrower to Lender hereunder, including costs of collection.

3. Security. Payment of all sums due and payable hereunder and under the Note shall be secured by a first lien on all of Borrower’s assets and those of Borrower’s wholly owned subsidiary, SPYR APPS, LLC, whether now existing or hereafter acquired, as further provided in the Security Agreements attached hereto as Exhibits B and C, respectively.

4. Events of Default; Acceleration. Any or all of the liabilities of Borrower to the Lender in connection with the Revolving Credit shall, at the option of Lender, be immediately due and payable upon

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the occurrence of any of the following events of default (each of which shall be hereinafter referred to as an "Event of Default"): (a) default in the payment, when due or payable, of any obligation of Borrower under this Agreement or the Note; (b) failure of Borrower after request by Lender to permit the inspection of books or records of Borrower; (c) issuance of any injunction or of an attachment or judgment against any property of Borrower that is not discharged within thirty (30) days after issuance; (d) the insolvency of Borrower, or the filing of any bankruptcy, reorganization, debt arrangement or other proceeding or case against Borrower under any bankruptcy or insolvency law or commencement of any dissolution or liquidation proceeding against Borrower, any of which is either consented to or acquiesced in by Borrower or remains undismissed for sixty (60) days after the date of entry or the commencement by Borrower of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws, or the consent by Borrower to the appointment of a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or any of its, his or her property, as the case may be, or the making of Borrower of any assignment for the benefit of creditors or the failure by Borrower generally to pay Borrower's debts, as the case may be, as they become due; (e) a change in the condition or affairs (financial or otherwise) of Borrower, which in the opinion of the Lender increases Lender's risk in connection with the Revolving Credit or impairs the prospect of timely payment of the Revolving Credit; (f) default in the performance of any obligation, covenant or agreement contained or referred to herein or in the Note or in the Guaranty; or (g) failure of a "Condition of Lending" described hereinafter in Section 6.

5. Waivers. Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, and all other action taken in reliance hereon and all other demands and notices of any type.

6. Conditions of Lending. This Agreement and any and all advances under the Revolving Credit are and shall at all times be subject to the following:

a. The representations and warranties of Borrower to Lender shall be complete and accurate on the date hereof and on and as of the date of each advance under the Revolving Credit with the same effect as though such representations and warranties had been made on and as of such date.

b. All covenants and agreements required to be performed by Borrower under this Agreement and under the Note shall have been performed to the satisfaction of Lender as and when required.

c. On the date hereof and on and as of the date of each advance under the Revolving Credit no Event of Default shall have occurred and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred or shall exist.

d. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance satisfactory to Lender and its counsel.

7. Borrower's Representations and Warranties. To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows:

a.    Existence; Power; Authority. Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and (b) has the power to own its property and to carry on its business and is qualified to do business and is in good standing in each jurisdiction in which the character of properties owned by it or the transaction of its business makes such qualification necessary. Borrower is duly and validly authorized by all necessary corporation action and has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver this Agreement and the Note, and to perform and comply with the terms, conditions, and agreements set forth herein and therein.

b. Binding Agreement. This Agreement constitutes, and the Note, when made and delivered for value received will constitute, the valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms.

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c. Litigation. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court, administrative body or other tribunal which could adversely affect the financial condition or operations of Borrower or which relate to any of the matters described in clauses (e) and (h) of Section 4 hereof, except that certain case captioned Zakeni Limited v. SPYR, Inc. f/k/a Eat at Joe’s Ltd., U.S. District Court, District of Delaware Case No. 15-cv-00926-SLR.

d. No Conflicting Agreements. The execution of and performance under this Agreement and the Note and the borrowings hereunder and thereunder by the Borrower will not violate: (A) any statute, regulation or other provision of law; (B) any order of a court or instrumentality of government having jurisdiction over the Borrower; (C) any provision of the Articles of Incorporation or Bylaws of the Borrower; and (D) any indenture, contract, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound. There are no provisions of any existing mortgage, deed of trust, contract, lease, or other agreement of any kind binding on the Borrower or affecting its business or property which would conflict with or in any way restrict or prohibit the execution, delivery or performance of the terms of this Agreement or the Note.

e. Information. All information, whether provided orally or contained in any financial statement, report, certificate, opinion, letter or any other written document, given to Lender by Borrower, by the Guarantor or by any other person in connection with the Revolving Credit at any time during the term hereof is and shall constitute a representation and warranty by Borrower hereunder. Borrower hereby represents and warrants that all such information is in all material respects true, complete and accurate, and does not and shall not fail to state any material fact or any fact necessary to make such information not misleading.

f. Assets and Properties. Borrower has good and marketable title to all of its assets and properties, free and clear of any security interests, liens or encumbrances of any type or kind whatsoever.

g. Taxes. All taxes, assessments, impositions and levies of any type or kind imposed upon Borrower and its properties, operations, and income ("Taxes") have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof, except for those being contested in good faith and by appropriate proceedings by Borrower.

h. Violation of Laws, etc. (1) Neither the consummation of this Agreement nor the use, directly or indirectly, of all or any portion of the proceeds of the Revolving Credit will violate or result in a violation of any provision of any applicable law or of any applicable order of, or restriction imposed by, any applicable governmental or regulatory entity or authority.

(2) There are no plans of a type described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in respect of which Borrower (or an entity, whether or not incorporated, which is under common control with Borrower within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended) is an "Employer" as defined in Section 3(5) of ERISA, maintained by Borrower or any subsidiary of Borrower, or under which Borrower or any such subsidiary has any liability. No such plan or trust forming a part thereof has been terminated since September 1, 1974. Borrower shall give Lender prompt written notice of the adoption of any such plans.

8. Borrower's Covenants. Until all obligations and liabilities of Borrower to Lender under this Agreement and the Note have been paid and performed in full, Borrower shall keep and perform the following covenants, and does hereby covenant, agree and promise to Lender as follows:

a. General Affirmative Covenants. Borrower shall, at all times during the term of the Revolving Credit and at all times that any advances hereunder are outstanding, do the following:

(1) Insurance. Maintain adequate general public liability and other insurance as is customarily maintained by similar companies operating in the same vicinities as Borrower, all insurance to be in such form and written by such companies as may be reasonably satisfactory to Lender, and will upon request of Lender, deliver to Lender copies of the policies concerned. All policies of insurance shall provide for thirty (30) days' written notice to Lender prior to any cancellation or reduction of coverage.

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(2) Use of Proceeds. Use any and all amounts advanced under this Agreement solely for the working capital / overhead expense needs of Borrower that are not inconsistent with past practices, including but not limited to any closing costs incurred in connection with this Agreement, monthly office rental payments, insurance expenses, the payment of salaries and benefits to employees of Borrower and new game development.

(3) Information. Furnish to Lender, promptly from time to time, such information concerning the operations, business, affairs, and financial condition of the Borrower as Lender may reasonably request.

(4) Books, Records, and Inspections. At all times (a) maintain complete and accurate books and records and (b) permit any person designated by Lender to enter, examine, audit, and inspect all properties, books, operations and records of Borrower at any reasonable time and from time to time wherever such properties, books, and records are located.

(5) Litigation. Promptly notify Lender of any litigation instituted or threatened against Borrower and of the entry of any judgment or lien against any of Borrower's assets or properties.

(6) Compliance with Laws. At all times comply with all applicable laws and orders of any court or other governmental authority, and all regulations and standards of any applicable regulatory entity.

(7) Maintain Existence. At all times maintain in full force and effect its corporate existence, rights, privileges, and qualify and remain qualified in all jurisdictions where qualification is required.

(8) Taxes. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for nonpayment thereof.

(9) Events of Default. Promptly inform Lender of the occurrence of any Event of Default or the occurrence of any condition, event or act which, with the giving of notice or lapse of time or both, would constitute an Event of Default hereunder.

b. General Negative Covenants. Without the prior written consent of Lender, Borrower shall not at any time during the term of the Revolving Credit:

(1) Guaranties. Indorse, guaranty or become surety for the obligation of any person, firm or corporation, except that Borrower may indorse checks or other instruments for deposit or collection in the ordinary course of business.

(2) Transfers and Encumbrances. Sell, sell and lease back, mortgage, pledge or otherwise encumber or dispose of any of Borrower's property, real or personal, now owned or hereafter acquired, or permit any lien or security interest to exist thereon, except for Permitted Liens.

9. Confession of Judgment; Jurisdiction and Venue. Upon the occurrence of any Event of Default hereunder and following acceleration of the Revolving Credit, Borrower authorizes and empowers any attorney admitted to practice before any court of record in the United States to appear on behalf of Borrower and confess judgment on behalf of the Borrower against Borrower in the full amount due under this Agreement plus attorneys' fees of fifteen percent (15%) of such amount. (Notwithstanding the amount of any such judgment, Lender agrees to use reasonable efforts to obtain legal counsel who will charge Lender for services on an hourly basis, at his or her customary hourly rate(s) and only for time expended and actual expenses incurred, and Lender agrees not to enforce a judgment for legal fees against Borrower in an amount in excess of the fees and expenses actually charged to Lender for services rendered by, and for actual expenses incurred by its counsel in connection with such confession of judgment and the collection of all amounts owed by Borrower to Lender.) In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of New York and agrees that venue shall be proper in any County of the State of New York or in the Town of

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Scarsdale, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which the Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against Borrower shall be exercisable concurrently in one or more jurisdictions and shall not be exhausted or extinguished by one or more exercises thereof, or by any imperfect exercise thereof or by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Lender shall deem necessary or desirable, for all of which this Agreement shall be sufficient warrant.

10. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

If to Lender:

Berkshire Capital Management, Inc.

Attn: Joseph Fiore

670 White Plains Road, Suite 120

Scarsdale, NY 10583

Fax: (914) 725-8663

Email: berkshirecapital@mindspring.com

With a copy to: ___________________

If to Borrower:

SPYR, Inc.

Attn: James R. Thompson, CEO & President

4643 S. Ulster St., Ste. 1510

Denver, CO 80237

Fax: (303) 991-8001

Email: jthompson@spyr.com

With a copy to:

SPYR, Inc.

Attn: Barry D. Loveless, CFO

4643 S. Ulster St., Ste. 1510

Denver, CO 80237

Fax: (303) 991-8001

Email: bloveless@spyr.com

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

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11. Miscellaneous.

a. No Waiver. No failure or delay of any party hereto to exercise any right given to it hereunder, or to insist on strict compliance with any provision hereunder, shall constitute a waiver of such provision or of any other provision hereof, or a waiver of any breach, and no waiver of any provision of breach of any provision shall constitute a waiver of any other provision or breach or of any subsequent breach of the same provision. No waiver shall be effective unless in writing and signed by the party having the right to waive such provision.

b. Survival. All covenants, agreements, representations and warranties made herein and in any other instruments or documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the amounts due hereunder are outstanding and unpaid.

c. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, correspondence, understandings and agreements, if any, between the parties; no amendment or modification of this Agreement shall be binding on the parties unless made in writing and duly executed by all parties. There are no oral or implied agreements and no oral or implied warranties between the parties hereto other than those expressed herein.

d. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by the Borrower without the prior written consent of Lender.

e. Headings. The section and other headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms hereof.

f. Further Assurances and Corrective Instruments. The parties hereto agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the parties hereto shall request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

g. Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

h. Governing Law. This Agreement is made in and shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, as of the day and year first above written.

BORROWER:
ATTEST:	SPYR, Inc.,
By: ____________________________	By: _______________________________
Jennifer D. Duettra, Secretary	James R. Thompson, CEO & President
LENDER: Berkshire Capital Management, Inc.
By: ____________________________	By: _______________________________
__________________, Secretary	Joseph Fiore, President

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EXHIBIT A

REVOLVING CREDIT MASTER NOTE

$500,000.00	Denver, Colorado
September 5, 2017

FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of Berkshire Capital Management, Inc. (hereinafter, "Lender") at Lender's offices at 670 White Plains Road, Suite 120, Scarsdale, NY 10583, or at such other place as the holder of this Note may from time to time designate, in lawful money of the United States of America, the principal sum of Five Hundred Thousand Dollars ($500,000.00) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. The following terms shall apply to this Note.

1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at the rate of six percent (6%) per annum.

2. Repayment. Interest shall accrue hereunder on each advance from the date thereof. If not sooner paid, the entire amount of principal outstanding shall be paid in full on the Repayment Date (as hereafter defined), together with all accrued unpaid interest thereon at the rates hereinabove specified. For purposes of this Note, the "Repayment Date" is February 28, 2018.

3. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid principal balance. Interest shall be calculated by Lender and billed to Borrower for each appropriate period; provided, however, that failure of Lender to bill Borrower shall not relieve Borrower's payment obligations hereunder.

4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty or additional interest.

6. Event of Default. As used herein the term "Event of Default" shall mean (a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and (b) an Event of Default as such term is defined under the Revolving Credit Loan Agreement between the parties of even date herewith (the "Loan Agreement").

7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten (10) days after its due date, Borrower shall pay a late payment penalty equal to five percent (5%) of the amount overdue for each month outstanding until paid, beginning with the due date of the late payment.

8. Acceleration upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased to twelve percent (12%) per annum, independent of whether Lender elects to accelerate the

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unpaid principal balance as a result of such default.

10. Confession of Judgment. Upon the occurrence of any Event of Default, Borrower authorizes and empowers any attorney admitted to practice before any court of record in the United States to appear on behalf of Borrower and confess judgment on behalf of the Borrower against Borrower in the full amount due under this Agreement plus attorneys' fees of fifteen percent (15%) of such amount. (Notwithstanding the amount of any such judgment, Lender agrees by accepting this Note to use reasonable efforts to obtain legal counsel who will charge Lender for services on an hourly basis, at his or her customary hourly rate(s) and only for time expended and actual expenses incurred, and lender agrees not to enforce a judgment for legal fees against Borrower in an amount in excess of the fees and expenses actually charged to Lender for services rendered by, and for actual expenses incurred by its counsel in connection with such confession of judgment and the collection of all amounts owed by Borrower to Lender.) In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of New York and agrees that venue shall be proper in any County of the State of New York or in the Town of Scarsdale, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against Borrower shall be exercisable concurrently in one or more jurisdictions and shall not be exhausted or extinguished by one or more exercises thereof, or by any imperfect exercise thereof or by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Lender shall deem necessary or desirable, for all of which this Agreement shall be sufficient warrant.

11. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

12. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

13. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

14. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

15. Security. Payment of all sums due and payable hereunder and under the Note shall be secured by a first lien on all of Borrower’s assets and those of Borrower’s wholly owned subsidiary, SPYR APPS, LLC, whether now existing or hereafter acquired, as further provided in the Security Agreement executed contemporaneous herewith.

16. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

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17. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

If to Lender:

Berkshire Capital Management, Inc.

Attn: Joseph Fiore

670 White Plains Road, Suite 120

Scarsdale, NY 10583

Fax: (914) 725-8663

Email: berkshirecapital@mindspring.com

With a copy to: ___________________

If to Borrower:

SPYR, Inc.

Attn: James R. Thompson, CEO & President

4643 S. Ulster St., Ste. 1510

Denver, CO 80237

Fax: (303) 991-8001

Email: jthompson@spyr.com

With a copy to:

SPYR, Inc.

Attn: Barry D. Loveless, CFO

4643 S. Ulster St., Ste. 1510

Denver, CO 80237

Fax: (303) 991-8001

Email: bloveless@spyr.com

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays, and federal banking holidays.

18. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

19. Choice of Law. This Note is executed in and shall be governed, construed and enforced in accordance with the laws of the State of New York.

20. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this Note under seal, with the intention that it be a sealed instrument on the day and year first above written.

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BORROWER:
ATTEST:	SPYR, Inc.,
By: ____________________________	By: _______________________________
Jennifer D. Duettra, Secretary	James R. Thompson, CEO & President
LENDER: Berkshire Capital Management, Inc.
By: ____________________________	By: _______________________________
__________________, Secretary	Joseph Fiore, President

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EXHIBIT B

STATE OF COLORADO

UNIFORM COMMERCIAL CODE—SECURITY AGREEMENT

Debtor:

Name: SPYR, Inc.

(Exact Legal Name Required)

Address:

Residence: Not Applicable

(Street, City, State, Zip)

Business: 4643 S. Ulster St., Ste. 1510, Denver, CO 80237

(Street, City, State, Zip)

Secured Party:

Name: BERKSHIRE CAPITAL MANAGEMENT CO., INC.

Address: 670 WHITE PLAINS ROAD, SUITE 120, SCARSDALE, NY 10583

(Street, City, State, Zip)

Debtor, for consideration, hereby grants to Secured Party a security interest in ANY AND ALL OF DEBTOR’S ASSETS, INCLUDING BUT NOT LIMITED TO the following property and any and all additions, accessions and substitutions thereto or therefore (hereinafter called the “COLLATERAL”):

ACCOUNTS; COMMON STOCK, EQUIPMENT; FIXTURES; GENERAL INTANGIBLES; GOODS; INSTRUMENTS; INVENTORY; CHATTEL PAPER; COMMERCIAL TORT CLAIMS; DOCUMENTS; PAYMENT INTANGIBLES; CONTRACT RIGHTS; INTELLECTUAL PROPERTY; AND PROCEEDS IN ANY MANNER RELATED TO THE BUSINESS OF DEBTOR.

To secure Debtor’s indebtedness evidenced by that certain promissory note of even date herewith, made by SPYR, INC., payable to the Secured Party, or order, as follows:

FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) PLUS INTEREST AND OTHER SUMS THAT MAY BE DUE THEREUNDER WITH A MATURITY DATE OF FEBRUARY 28, 2018.

DEBTOR EXPRESSLY WARRANTS AND COVENANTS:

1.       That except for the security interest granted hereby, Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

2.       The Collateral is used or bought primarily for:

Personal, family or household purposes;

Use in farming operations;

Use in business.

3.       That Debtor’s residence, state of organization or chief executive office is as stated herein, and the Collateral will be kept at

THE RESIDENCE OR BUSINESS ADDRESS OF DEBTOR ABOVE STATED

(Street, City, County, State, Zip)

4.       If any of the Collateral is oil, gas, or minerals to be extracted or timber to be cut, or goods which are or are to become fixtures, said Collateral concerns the following described real estate situate in the County

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of ___________ and State of Colorado: N/A

5.       Promptly to notify Secured Party of any change in the location of the Collateral.

6.       To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

7.       Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

8.       That the Collateral is in good condition, and that Debtor will, at Debtor’s own expense, keep the same in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

9.       That Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

10.       The Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interest may appear. All policies of insurance shall provide for at least ten days’ prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or cancelling such insurance and endorsing the Debtor’s name on any drafts drawn by insurers of the Collateral.

UNTIL DEFAULT Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

(a)       default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

(b)       the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

(c)       loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

(d)       death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Colorado Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding,

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preparing for sale, selling or the like shall include Secured Party’s reasonable attorneys’ fees and legal expenses (including the allocated fees and expenses of in-house counsel) and such portion of the Secured Party’s overhead as it may in its reasonable judgment deem allocable to and includable in such expenses.

No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind Debtor’s heirs, executors or administrators or Debtor’s successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

Dated: September 5, 2017

Debtor:

SPYR, INC.

__________________________________________

By: James R. Thompson, CEO & President

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EXHIBIT C

STATE OF COLORADO

UNIFORM COMMERCIAL CODE—SECURITY AGREEMENT

Debtor:

Name: SPYR APPS, LLC

(Exact Legal Name Required)

Address:

Residence: Not Applicable

(Street, City, State, Zip)

Business: 4643 S. Ulster St., Ste. 1510, Denver, CO 80237

(Street, City, State, Zip)

Secured Party:

Name: BERKSHIRE CAPITAL MANAGEMENT CO., INC.

Address: 670 WHITE PLAINS ROAD, SUITE 120, SCARSDALE, NY 10583

(Street, City, State, Zip)

Debtor, for consideration, hereby grants to Secured Party a security interest in ANY AND ALL OF DEBTOR’S ASSETS, INCLUDING BUT NOT LIMITED TO the following property and any and all additions, accessions and substitutions thereto or therefore (hereinafter called the “COLLATERAL”):

ACCOUNTS; COMMON STOCK, EQUIPMENT; FIXTURES; GENERAL INTANGIBLES; GOODS; INSTRUMENTS; INVENTORY; CHATTEL PAPER; COMMERCIAL TORT CLAIMS; DOCUMENTS; PAYMENT INTANGIBLES; CONTRACT RIGHTS; INTELLECTUAL PROPERTY; AND PROCEEDS IN ANY MANNER RELATED TO THE BUSINESS OF DEBTOR.

To secure Debtor’s indebtedness evidenced by that certain promissory note of even date herewith, made by SPYR, INC., payable to the Secured Party, or order, as follows:

FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) PLUS INTEREST AND OTHER SUMS THAT MAY BE DUE THEREUNDER WITH A MATURITY DATE OF FEBRUARY 28, 2018.

DEBTOR EXPRESSLY WARRANTS AND COVENANTS:

1.       That except for the security interest granted hereby, Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

2.       The Collateral is used or bought primarily for:

Personal, family or household purposes;

Use in farming operations;

Use in business.

3.       That Debtor’s residence, state of organization or chief executive office is as stated herein, and the Collateral will be kept at

THE RESIDENCE OR BUSINESS ADDRESS OF DEBTOR ABOVE STATED

(Street, City, County, State, Zip)

4.       If any of the Collateral is oil, gas, or minerals to be extracted or timber to be cut, or goods which are or are to become fixtures, said Collateral concerns the following described real estate situate in the County

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of ___________ and State of Colorado: N/A

5.       Promptly to notify Secured Party of any change in the location of the Collateral.

6.       To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

7.       Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

8.       That the Collateral is in good condition, and that Debtor will, at Debtor’s own expense, keep the same in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

9.       That Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

10.       The Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interest may appear. All policies of insurance shall provide for at least ten days’ prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or cancelling such insurance and endorsing the Debtor’s name on any drafts drawn by insurers of the Collateral.

UNTIL DEFAULT Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

(a)       default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

(b)       the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

(c)       loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

(d)       death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Colorado Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding,

16

preparing for sale, selling or the like shall include Secured Party’s reasonable attorneys’ fees and legal expenses (including the allocated fees and expenses of in-house counsel) and such portion of the Secured Party’s overhead as it may in its reasonable judgment deem allocable to and includable in such expenses.

No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind Debtor’s heirs, executors or administrators or Debtor’s successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

Dated: , 2017

Debtor:

SPYR APPS, LLC

__________________________________________

By: James R. Thompson, Manager

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